Exhibit 99.1

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT, dated as of November 23, 2020 (this “Agreement”), is among FR Utility Services, Inc., a Delaware corporation (“Parent”), FR Utility Services Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the person listed on Schedule I hereto (the “Company Stockholder”).

WHEREAS, as of the date hereof, the Company Stockholder is the “beneficial holder” (as defined under Rule 13d-3 under the Exchange Act) of the number of shares of common stock (the “Company Common Stock”), par value $0.10 per share, of The Goldfield Corporation, a Delaware corporation (the “Company”), set forth opposite the Company Stockholder’s name on Schedule I hereto (all such shares of Company Common Stock, together with any shares of Company Common Stock acquired by the Company Stockholder after the date hereof, the “Subject Shares”; provided, that Restricted Shares beneficially owned by the Company Stockholder (“Subject Restricted Shares”) shall not be considered “Subject Shares”, and Subject Restricted Shares that cease to be subject to any forfeiture or vesting conditions shall be considered “Subject Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company, are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”; capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Merger Agreement to the extent defined in the Merger Agreement), pursuant to which, among other things, (a) Merger Sub will commence a tender offer to purchase all of the outstanding shares of Company Common Stock (such offer as it may be amended from time to time as permitted by the Merger Agreement, the “Offer”), and (b) following the consummation of the Offer, Merger Sub will be merged with and into the Company (the “Merger”), with the Company being the surviving corporation, all upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to their willingness to enter into and perform their obligations under the Merger Agreement, Parent and Merger Sub have requested that the Company Stockholder enter into this Agreement, and the Company Stockholder has agreed to do so in order to induce Parent and Merger Sub to enter into, and in consideration of their entering into, the Merger Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the respective representations, warranties, covenants and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

Agreement to Tender and Support

Section 1.1.Agreement to Tender.  (a) The Company Stockholder agrees that as promptly as practicable after the commencement of the Offer, and in any event no later than the tenth (10th) Business Day after the commencement of the Offer, the Company Stockholder shall validly and irrevocably tender or cause to be validly and irrevocably tendered into the Offer all of the Subject Shares owned by the Company Stockholder as of the date of such tender (the “Tender Date”), free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever that would prevent the Company Stockholder from tendering his, her or its Subject Shares in accordance with this Agreement or otherwise complying with his, her or its obligations under this Agreement, including by delivering pursuant to the terms of the Offer (i) a letter of transmittal with respect to all of such Company Stockholder’s Subject Shares complying with the terms of the Offer, (ii) a certificate representing all such Subject Shares that are certificated or, in the case of a book-entry share of any uncertificated Subject Shares, written instructions to such Company Stockholder’s broker, dealer or other nominee that such Subject Shares be tendered, including a reference to this Agreement, and requesting delivery of an “agent’s message” (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) and (iii) all other documents or instruments reasonably required to be delivered by other stockholders of the Company pursuant to the terms of the Offer. If any Company Stockholder acquires any Subject Shares after the Company Stockholder’s Tender Date, the Company Stockholder shall tender into the Offer such Subject Shares prior to the earlier of (x) three (3) Business Days following the date that the Company Stockholder shall acquire such Subject Shares and (y) the Offer Expiration Time.

(b)The Company Stockholder agrees that once the Subject Shares are tendered into the Offer, the Company Stockholder shall not withdraw the tender of such Subject Shares unless and until this Agreement shall have been terminated in accordance with Article V.  At all times commencing with the date hereof and continuing until the valid termination of this Agreement in accordance with Article V, each the Company Stockholder shall not tender any of such Company Stockholder’s Subject Shares into any tender or exchange offer commenced by a Person other than Parent, Merger Sub or any other Subsidiary of Parent.

Section 1.2.Agreement to Vote.  (a) From the date hereof until the Termination Date, at any meeting of the stockholders of the Company, however called, or at any adjournment thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company is sought, the Company Stockholder shall vote (or cause to be voted) or deliver (or cause to be delivered) a written consent with respect to all of the Company Stockholder’s Subject Shares to the extent such Subject Shares are entitled to vote at such meeting or in such written consent: (a) in favor of adoption of the Merger Agreement; and (b) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any Acquisition Proposal or Alternative Acquisition Agreement; (ii) any action that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement and (iii) any other action, transaction or proposal involving the Company or any of the Company Subsidiaries that is intended or would reasonably be expected to prevent, nullify, impede, interfere with, frustrate, delay or postpone, in each case in any material respect the consummation of the Offer, the Merger, or the other transactions contemplated by the Merger Agreement.

(b)In the event that a meeting of the stockholders of the Company is held, the Company Stockholder shall, or shall cause the holder of record of its Subject Shares on any applicable record date to, appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum.

(c)The Company Stockholder shall not enter into any agreement or understanding with any Person to vote, provide written consent or give instructions in any manner inconsistent with the terms of this Section 1.2.

ARTICLE II

Representations and Warranties of the Company Stockholder

The Company Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

Section 2.1.Authority.  If the Company Stockholder is a corporation, limited partnership or limited liability company, the Company Stockholder is duly organized, validly existing and in good standing under the Applicable Law of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within the Company Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of the Company Stockholder, and such Company Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  If the Company Stockholder is an individual, he or she has all necessary legal capacity, power, and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement by the Company Stockholder and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Company Stockholder and, assuming the due authorization, execution, and delivery of this Agreement by Parent and Merger Sub, this Agreement constitutes a legal, valid, and binding obligation of the Company Stockholder, enforceable against the Company Stockholder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles).

Section 2.2.Ownership of Subject Shares; Total Shares.  As of the date hereof, the Company Stockholder is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares listed beside the Company Stockholder’s name on Schedule I attached hereto, free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever that would prevent the Company Stockholder from tendering his, her or its Subject Shares in accordance with this Agreement or otherwise complying with his, her or its obligations under this Agreement. As of the date hereof, the Company Stockholder does not own, beneficially or otherwise, any Subject Shares or other securities of the Company other than as set forth opposite the Company Stockholder’s name in Schedule I hereto.

Section 2.3.Power to Dispose of Shares.  The Company Stockholder has full and sole voting power, full and sole power to issue instructions with respect to the matters set forth in this Agreement, full and sole power of disposition with respect to dispositions contemplated by this Agreement, and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Company Stockholder’s Subject Shares. None of such Company Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Company Stockholder’s Subject Shares, except as provided hereunder.

Section 2.4.Consents and Approvals; No Violation.  Except as may be set forth in the Merger Agreement (including, without limitation, filings as may be required under applicable securities laws) and any filing required under Section 13 or 16 under the Exchange Act (i) no filing with, and no consent, waiver, approval, authorization or permit of, any Governmental Authority is necessary for the execution, delivery and performance by the Company Stockholder of this Agreement and the consummation by the Company Stockholder of the transactions contemplated by this Agreement, and (ii) none of the execution, delivery and performance by the Company Stockholder of this Agreement and the consummation by the Company Stockholder of the transactions contemplated by this Agreement shall (A) if the Company Stockholder is a corporation, partnership or limited liability company, contravene, conflict with or result in any violation or breach of any provision of the Organizational Documents of the Company Stockholder, (B) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Order, (C) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a default under, or result in the termination or cancellation of, or give to others any right to receive any payment, right to purchase (including any right of first refusal or right of first offer or the like) or any right of termination, vesting, amendment, modification, acceleration (including any acceleration payments) or cancellation (in each case, with or without notice or lapse of time or both) under any Contract to which the Company Stockholder or any other Subsidiary of Company Stockholder is a party, or by which they or any of their respective properties or assets may be bound or affected, with such exceptions, in the case of each of clauses (B) and (C), as have not had, and would not reasonably be expected to have, a material adverse effect.

Section 2.5.Absence of Litigation.  With respect to the Company Stockholder, as of the date hereof, there is no Proceeding pending against, or, to the actual knowledge of the Company Stockholder, threatened in writing against the Company Stockholder or any of the Company Stockholder’s properties or assets (including the Subject Shares) before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by the Company Stockholder of the transactions contemplated by this Agreement or otherwise materially impair the Company Stockholder’s ability to perform its obligations hereunder.

Section 2.6.No Broker’s Fees.  Except as contemplated by the Merger Agreement, no financial advisor, investment banker, broker, finder, or other agent or intermediary is entitled to any financial advisory, banking, broker’s, finder’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company Stockholder.

Section 2.7.Acknowledgement.  The Company Stockholder understands and acknowledges that each of Parent and Merger Sub is entering into the Merger Agreement in reliance upon the Company Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE III

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub hereby represent and warrant to the Company Stockholder as follows:

Section 3.1.Organization.  Each of Parent and Merger Sub is a corporation duly incorporated, validly existing, and in good standing under the Applicable Law of the State of Delaware.

Section 3.2.Corporate Authorization; Validity of Agreement; Necessary Action.  Each of Parent and Merger Sub has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement.  The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of Parent and Merger Sub, and, assuming the due authorization, execution and delivery thereof by the Company Stockholder, this Agreement constitutes a valid and legally binding agreement of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms.

Section 3.3.Consents and Approvals; Non-Contravention.  Except as may be set forth in the Merger Agreement (including, without limitation, filings as may be required under applicable securities laws) and any filing required under Section 13 or 16 under the Exchange Act, (i) no filing with, and no consent, waiver, approval authorization or permit of, any Governmental Authority is necessary for the execution of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement, and (ii) none of the execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation by each of Parent and Merger Sub of the transactions contemplated by this Agreement shall (A) contravene, conflict with, or result in any violation or breach of any provision of the Organizational Documents of Parent or Merger Sub, (B) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Order, or (C) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a change of control or default under, or result in termination or cancellation or give to others any right of termination, vesting, amendment, acceleration or cancellation (in each case, with or without notice or lapse of time or both) of any Contract to which Parent, Merger Sub or any other Subsidiary of Parent is a party, or by which they or any of their respective properties or assets may be bound or affected, with such exceptions, in the case of each of clauses (B) and (C) above, as would not have a material adverse effect.

ARTICLE IV

Covenants of The Company Stockholder

The Company Stockholder covenants and agrees as follows:

Section 4.1.Restriction on Transfer, Proxies, and Non-Interference.  From the date hereof until the Termination Date, the Company Stockholder shall not (i) directly or indirectly, offer for sale, sell, transfer, tender, pledge, encumber, assign, or otherwise dispose of (each, a “Transfer”), or agree to effect a Transfer of, any or all of the Company Stockholder’s Subject Shares, Subject Restricted Shares or any other securities of the Company or any interest therein to any person, other than pursuant to the Merger Agreement or the Offer or in connection with the vesting of Subject Restricted Shares (it being understood and agreed that any Subject Restricted Shares that cease to be subject to any forfeiture or vesting conditions shall be subject to the restrictions set forth in this Section 4.1) or enter into any Contract with respect any Transfer of such Company Stockholder’s Subject Shares or any legal or beneficial interest therein; (ii) grant any proxies or powers of attorney, or any other authorization or consent with respect to any or all of the Company Stockholder’s Subject Shares that could reasonably be expected to impede, interfere with or prevent the transactions contemplated by the Merger Agreement; (iii) deposit any of the Company Stockholder’s Subject Shares or Subject Restricted Shares into a voting trust or enter into a voting agreement with respect to any of such Subject Shares or Subject Restricted Shares, other than pursuant to this Agreement; or (iv) take any action that would make any representation or warranty of the Company Stockholder contained in this Agreement to be untrue or incorrect in any material respect or that would reasonably be expected to prevent, materially delay or materially impair the ability of the Company Stockholder to perform the Company Stockholder’s obligations hereunder or that would, or would reasonably be expected to, have the effect of preventing, materially delaying or materially impairing, the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement or the performance by the Company of its obligations under the Merger Agreement.  Any action taken in violation of the foregoing sentence shall be null and void ab initio and the Company Stockholder agrees that any such prohibited action may and should be enjoined.  If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by the Company Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

Section 4.2.Stop Transfer; Changes in Voting Shares.  The Company Stockholder agrees with, and covenants to, Parent and Merger Sub that (i) this Agreement and the obligations hereunder shall attach to the Company Stockholder’s Subject Shares and Subject Restricted Shares and shall be binding upon any person or entity to which legal or beneficial ownership shall pass, whether by operation of law or otherwise, including, without limitation, the Company Stockholder’s successors or assigns and (ii) the Company Stockholder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the Company Stockholder’s Subject Shares or Subject Restricted Shares, unless such Transfer is made in compliance with this Agreement.

Section 4.3.Appraisal Rights.  The Company Stockholder hereby irrevocably waives and agrees not to exercise, assert or perfect, or attempt to exercise, assert or perfect, any rights of appraisal or rights to dissent from the Merger that the Company Stockholder may have with respect to the Subject Shares (including, without limitation, under Section 262 of the DGCL).

Section 4.4.Additional Securities.  In the event the Company Stockholder becomes the record or beneficial owner of (i) any shares of Company Common Stock or any other securities of the Company, (ii) any securities which may be converted into or exchanged for such shares or other securities or (iii) any securities issued in replacement of, or as a dividend or distribution on, or otherwise in respect of, such shares or other securities, the terms of this Agreement shall apply to any of such securities as though owned by the Company Stockholder on the date of this Agreement.

Section 4.5.Waiver of Certain Actions.  The Company Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company, any of their respective Affiliates or successors or any of their respective directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Offer or the closing of the Merger) or (b) alleging a breach of any duty of the Board of Directors in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

Section 4.6.Documentation and Information.  The Company Stockholder (i) consents to and authorizes the publication and disclosure by Parent and its Affiliates of his, her or its identity and holding of the Company Stockholder’s Subject Shares and the nature of his, her or its commitments and obligations under this Agreement in any announcement or disclosure required by the SEC or other Governmental Authority, the Offer Documents, or any other disclosure document in connection with the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement, and (ii) agrees to give to Parent reasonably promptly any information it may reasonably require for the preparation of any such disclosure documents to the extent such information is required by Applicable Law. The Company Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that the Company Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

Section 4.7.No Solicitation.  During the term of this Agreement, the Company Stockholder agrees that it shall not, shall cause its Affiliates not to, and shall cause its and their respective Representatives not to, directly or indirectly, engage in any conduct prohibited by Section 6.2 of the Merger Agreement.

ARTICLE V

Termination

Section 5.1.Termination.  This Agreement and the covenants and agreements set forth in this Agreement shall automatically terminate (without any further action of the parties) upon the earlier to occur of (such applicable date, the “Termination Date”) (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the entry without the prior written consent of the Company Stockholder into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in (1) a decrease in the Merger Consideration (as defined in the Merger Agreement on the date hereof) or (2) a change in the form of consideration to be paid in the Offer or in the form of Merger Consideration, and (iv) the termination of the Offer or the Offer Expiration Time, in each case, without acceptance for payment of the Subject Shares pursuant to the Offer (provided that this termination right shall only apply so long as the Company Stockholder is not in breach of this Agreement).  Upon termination of this Agreement pursuant to this Section 5.1, no party shall have any further obligations or liabilities under this Agreement; provided, however, no such termination shall relieve any party from liability for any breach hereof prior to such termination.  Notwithstanding the preceding sentence, this Section 5.1 and Article VI shall survive any termination of this Agreement and shall remain in full force and effect.

ARTICLE VI

Miscellaneous

Section 6.1.Governing Law; Jurisdiction; Waiver of Jury Trial.  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

(b)Each of the parties hereto irrevocably agrees (i) that any Proceedings seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery of the State of Delaware and any state appellate court therefrom, or, if no such state court has proper jurisdiction, the Federal District Court for the District of Delaware located in Wilmington, Delaware, and any appellate court therefrom and (ii) not to commence any such Proceeding in any court except such courts.  Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal or equitable Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or relating to enforcement of any of the terms of this Agreement, and hereby waives, and agrees not to assert, as a defense in any such Proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper or that this Agreement or the transactions contemplated hereby may not be enforced in or by such courts. Each of the parties hereto agrees that notice or the service of process in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 6.5 or in any other manner permitted by Applicable Law.

(c)EACH OF PARENT, MERGER SUB AND THE COMPANY STOCKHOLDER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.1(C).

Section 6.2.Specific Performance.  The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that (a) the parties shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches or threatened or anticipated breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in Section 6.1(b), without proof of damages or otherwise, and (b) the right of specific performance is an integral part of the transactions contemplated hereby and without that right, neither the Company Stockholder, the Parent nor the Merger Sub would have entered into this Agreement.

Section 6.3.Assignment; No Third Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations herein may be assigned by any party hereto without the prior consent of the other parties and any purported assignment in violation hereof shall be null and void ab initio; provided, that Parent and Merger Sub may assign all or any of their rights, interests or obligations hereunder to any Affiliate (however, such assignment shall not relieve Parent and Merger Sub of their obligations hereunder).  Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 6.4.Amendments and Waivers.  Neither this Agreement nor any term hereof may be amended other than by an instrument in writing signed by Parent, Merger Sub and the Company Stockholder.  No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought, except that this Agreement may be terminated as set forth in Section 5.1.

Section 6.5.Notices.  Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered in person, (ii) on the date transmitted, if sent by email (provided no “bounce back” or similar message of non-delivery with respect thereto) or

(iii) on the next Business Day if transmitted by national overnight courier (with confirmation of delivery), in each case, as follows:

If to the Company Stockholder: At the address set forth beside the Company Stockholder’s name listed on Schedule I.

If to Parent or Merger Sub, to:

FR Utility Services, Inc. and
FR Utility Services Merger Sub, Inc.
c/o First Reserve

290 Harbor Drive, 5th Floor
Stamford, CT 06902
Attention:Jeffrey K. Quake
Michael Scardigli

Email: jquake@firstreserve.com

mscardigli@firstreserve.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Telecopy No.: (212) 455-2502
Attention: Michael T. Holick
Email: mholick@stblaw.com

or such other address, facsimile number or email address as such party may hereafter specify by notice to the other parties hereto.  All such notices or other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 P.M. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such notice or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 6.6.Expenses.  Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

Section 6.7.Remedies.  No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law or in equity.

Section 6.8.Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a holding, the parties agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 6.9.Entire Agreement.  This Agreement, including the schedule to this Agreement, constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

Section 6.10.Further Assurances.  From time to time at the request of Parent, and without further consideration, the Company Stockholder shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to effect the matters contemplated by this Agreement.

Section 6.11.Section Headings.  The article and section headings used in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 6.12.Public Announcements.  The Company Stockholder shall not issue any press release or make any other public statement with respect to the transactions contemplated by this Agreement and the Merger Agreement without the prior written consent of Parent, except for any such release or statement required by Applicable Law (provided, that reasonable notice of any such disclosure will be provided to Parent).

Section 6.13.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto, it being understood and agreed that all parties hereto need not sign the same counterpart.  Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).  Signatures to this Agreement transmitted by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

FR UTILITY SERVICES, INC.

By:	/s/ Jeffrey K. Quake Name: Jeffrey K. Quake Title:President

FR UTILITY SERVICES MERGER SUB, INC.

By:	/s/ Jeffrey K. Quake Name: Jeffrey K. Quake Title:President
/s/ Ann Sotile Name: Ann Sottile

[Signature Page to Tender and Support Agreement]

Schedule I

Company Stockholder	Common Stock	Restricted Shares	Notice Information
Ann Sottile	2,071,934	0	7825 S. Tropical Trail, Merritt Island, FL 32952